EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Nov-05                                                         30-Nov-05

    Distribution Date:        BMW Vehicle Owner Trust 2004-A           Period #
    27-Dec-05                 ------------------------------                 19

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    Balances
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

                                                                               Initial                 Period End
        Receivables                                                     $1,500,120,934               $639,926,386
        Reserve Account                                                     $9,683,915                $11,124,740
        Yield Supplement Overcollateralization                             $10,287,158                 $4,226,162
        Class A-1 Notes                                                   $313,000,000                         $0
        Class A-2 Notes                                                   $417,000,000                         $0
        Class A-3 Notes                                                   $470,000,000               $345,866,448
        Class A-4 Notes                                                   $256,312,000               $256,312,000
        Class B Notes                                                      $33,521,000                $33,521,000

    Current Collection Period
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        Beginning Receivables Outstanding                                 $673,997,037
        Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                           $20,208,960
                 Receipts of Pre-Paid Principal                            $12,967,060
                 Liquidation Proceeds                                         $548,367
                 Principal Balance Allocable to Gross Charge-offs             $346,264
             Total Receipts of Principal                                   $34,070,651

             Interest Distribution Amount
                 Receipts of Interest                                       $2,503,574
                 Servicer Advances                                             $11,298
                 Reimbursement of Previous Servicer Advances                        $0
                 Accrued Interest on Purchased Receivables                          $0
                 Recoveries                                                    $25,263
                 Net Investment Earnings                                       $35,093
             Total Receipts of Interest                                     $2,575,228

             Release from Reserve Account                                           $0

        Total Distribution Amount                                          $36,299,615

        Ending Receivables Outstanding                                    $639,926,386

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance               $509,849
        Current Period Servicer Advance                                        $11,298
        Current Reimbursement of Previous Servicer Advance                          $0
        Ending Period Unreimbursed Previous Servicer Advances                 $521,147

    Collection Account
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        Deposits to Collection Account                                     $36,299,615
        Withdrawals from Collection Account
             Servicing Fees                                                   $561,664
             Class A Noteholder Interest Distribution                       $1,553,923
             First Priority Principal Distribution                                  $0
             Class B Noteholder Interest Distribution                          $98,328
             Regular Principal Distribution                                $33,815,834
             Reserve Account Deposit                                                $0
             Unpaid Trustee Fees                                                    $0
             Excess Funds Released to Depositor                               $269,866
        Total Distributions from Collection Account                        $36,299,615

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    Excess Funds Released to the Depositor
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             Release from Reserve Account                                     $591,777
             Release from Collection Account                                  $269,866
        Total Excess Funds Released to the Depositor                          $861,643

    Note Distribution Account
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        Amount Deposited from the Collection Account                       $35,468,085
        Amount Deposited from the Reserve Account                                   $0
        Amount Paid to Noteholders                                         $35,468,085

    Distributions
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        Monthly Principal Distributable Amount                         Current Payment       Ending Balance   Per $1,000     Factor
        Class A-1 Notes                                                             $0                   $0        $0.00      0.00%
        Class A-2 Notes                                                             $0                   $0        $0.00      0.00%
        Class A-3 Notes                                                    $33,815,834         $345,866,448       $71.95     73.59%
        Class A-4 Notes                                                             $0         $256,312,000        $0.00    100.00%
        Class B Notes                                                               $0          $33,521,000        $0.00    100.00%

        Interest Distributable Amount                                  Current Payment           Per $1,000
        Class A-1 Notes                                                             $0                $0.00
        Class A-2 Notes                                                             $0                $0.00
        Class A-3 Notes                                                       $844,793                $1.80
        Class A-4 Notes                                                       $709,130                $2.77
        Class B Notes                                                          $98,328                $2.93



    Carryover Shortfalls
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                                                                              Prior
                                                                         Period Carryover      Current Payment   Per $1,000
        Class A-1 Interest Carryover Shortfall                                      $0                   $0           $0
        Class A-2 Interest Carryover Shortfall                                      $0                   $0           $0
        Class A-3 Interest Carryover Shortfall                                      $0                   $0           $0
        Class A-4 Interest Carryover Shortfall                                      $0                   $0           $0
        Class B Interest Carryover Shortfall                                        $0                   $0           $0


    Receivables Data
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                                                                       eginning Period        Ending Period
        Number of Contracts                                                     43,838               42,820
        Weighted Average Remaining Term                                          33.45                32.54
        Weighted Average Annual Percentage Rate                                  4.64%                4.63%

        Delinquencies Aging Profile End of Period                        Dollar Amount           Percentage
             Current                                                      $575,278,590               89.90%
             1-29 days                                                     $52,951,106                8.27%
             30-59 days                                                     $8,826,672                1.38%
             60-89 days                                                     $1,682,322                0.26%
             90-119 days                                                      $339,482                0.05%
             120-149 days                                                     $848,214                0.13%
             Total                                                        $639,926,386              100.00%
             Delinquent Receivables +30 days past due                      $11,696,691                1.83%


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        Write-offs
             Gross Principal Write-Offs for Current Period                    $346,264
             Recoveries for Current Period                                     $25,263
             Net Write-Offs for Current Period                                $321,001

             Cumulative Realized Losses                                     $4,600,426


        Repossessions                                                    Dollar Amount                Units
             Beginning Period Repossessed Receivables Balance               $1,731,590                   83
             Ending Period Repossessed Receivables Balance                  $1,472,617                   77
             Principal Balance of 90+ Day Repossessed Vehicles                $267,708                   13



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                    $4,480,979
        Beginning Period Amount                                             $4,480,979
        Ending Period Required Amount                                       $4,226,162
        Current Period Release                                                $254,817
        Ending Period Amount                                                $4,226,162
        Next Distribution Date Required Amount                              $3,978,735

    Reserve Account
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        Beginning Period Required Amount                                   $11,716,517
        Beginning Period Amount                                            $11,716,517
        Net Investment Earnings                                                $35,093
        Current Period Deposit                                                      $0
        Current Period Release to Collection Account                                $0
        Current Period Release to Depositor                                   $591,777
        Ending Period Required Amount                                      $11,124,740
        Ending Period Amount                                               $11,124,740

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